Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16) COMMITMENTS AND CONTINGENCIES
The Company’s commitments not recorded on the balance sheet primarily consist of programming and talent commitments, operating lease arrangements and purchase obligations for goods and services resulting from the Company’s normal course of business.

Programming and talent commitments of the Company, estimated to aggregate $10.41 billion as of December 31, 2017, primarily include $7.30 billion for sports programming rights, $2.44 billion relating to the production and licensing of television and film programming, and $672 million for talent contracts.  The Company also has committed purchase obligations which include agreements to purchase goods or services in the future that totaled $790 million as of December 31, 2017.

Other long-term contractual obligations recorded on the Company’s Consolidated Balance Sheet include program liabilities; participations due to producers; residuals; and a tax liability resulting from the enactment of the Tax Reform Act in December 2017. This tax liability reflects the estimated tax on the Company’s historical accumulated foreign earnings and profits, which is payable to the IRS over eight years.

At December 31, 2017, commitments for programming and talent and purchase obligations not recorded on the balance sheet, and other long-term contractual obligations recorded on the balance sheet were payable as follows:

	Programming and Talent	Purchase Obligations	Other Long-Term Contractual Obligations
2018	$2,281	$218	$—
2019	2,310	226	661
2020	1,753	197	420
2021	1,692	56	256
2022	1,584	22	169
2023 and thereafter	794	71	328
Total	$10,414	$790	$1,834

The Company has long-term noncancellable operating lease commitments for office space, equipment, transponders and studio facilities. The Company also enters into capital leases for satellite transponders.

At December 31, 2017, future minimum rental payments under noncancellable operating leases with terms in excess of one year and payments under capital leases are as follows:

	Leases
	Capital	Operating
2018	$19	$155
2019	14	129
2020	13	111
2021	11	104
2022	5	96
2023 and thereafter	—	527
Total minimum payments	$62	$1,122
Less amounts representing interest	5
Present value of minimum payments	$57

Future minimum operating lease payments have been reduced by future minimum sublease income of $47 million. Rent expense was $181 million in 2017, $167 million in 2016 and $174 million in 2015. Included in net earnings (loss) from discontinued operations was rent expense of $32 million in 2017, $36 million in 2016 and $37 million in 2015.
Guarantees
The Company has indemnification obligations with respect to letters of credit and surety bonds primarily used as security against non-performance in the normal course of business. At December 31, 2017, the outstanding letters of credit and surety bonds approximated $99 million and were not recorded on the Consolidated Balance Sheet.
In the course of its business, the Company both provides and receives indemnities which are intended to allocate certain risks associated with business transactions. Similarly, the Company may remain contingently liable for various obligations of a business that has been divested in the event that a third party does not live up to its obligations under an indemnification obligation. The Company records a liability for its indemnification obligations and other contingent liabilities when probable and reasonably estimable.
Legal Matters
General. On an ongoing basis, the Company vigorously defends itself in numerous lawsuits and proceedings and responds to various investigations and inquiries from federal, state, local and international authorities (collectively, ‘‘litigation’’). Litigation may be brought against the Company without merit, is inherently uncertain and always difficult to predict. However, based on its understanding and evaluation of the relevant facts and circumstances, the Company believes that the below-described legal matters and other litigation to which it is a party are not likely, in the aggregate, to have a material adverse effect on its results of operations, financial position or cash flows. Under the Separation Agreement between the Company and Viacom Inc., the Company and Viacom Inc. have agreed to defend and indemnify the other in certain litigation in which the Company and/or Viacom Inc. is named.

Claims Related to Former Businesses: Asbestos. The Company is a defendant in lawsuits claiming various personal injuries related to asbestos and other materials, which allegedly occurred as a result of exposure caused by various products manufactured by Westinghouse, a predecessor, generally prior to the early 1970s. Westinghouse was neither a producer nor a manufacturer of asbestos. The Company is typically named as one of a large number of defendants in both state and federal cases. In the majority of asbestos lawsuits, the plaintiffs have not identified which of the Company’s products is the basis of a claim. Claims against the Company in which a product has been identified principally relate to exposures allegedly caused by asbestos-containing insulating material in turbines sold for power-generation, industrial and marine use.

Claims are frequently filed and/or settled in groups, which may make the amount and timing of settlements, and the number of pending claims, subject to significant fluctuation from period to period. The Company does not report as pending those claims on inactive, stayed, deferred or similar dockets which some jurisdictions have established for claimants who allege minimal or no impairment. As of December 31, 2017, the Company had pending approximately 31,660 asbestos claims, as compared with approximately 33,610 as of December 31, 2016 and 36,030 as of December 31, 2015. During 2017, the Company received approximately 3,530 new claims and closed or moved to an inactive docket approximately 5,480 claims. The Company reports claims as closed when it becomes aware that a dismissal order has been entered by a court or when the Company has reached agreement with the claimants on the material terms of a settlement. Settlement costs depend on the seriousness of the injuries that form the basis of the claims, the quality of evidence supporting the claims and other factors. The Company’s total costs for the years 2017 and 2016 for settlement and defense of asbestos claims after insurance recoveries and net of tax were approximately $57 million and $48 million, respectively. The Company’s costs for settlement and defense of asbestos claims may vary year to year and insurance proceeds are not always recovered in the same period as the insured portion of the expenses.

The Company believes that its reserves and insurance are adequate to cover its asbestos liabilities. This belief is based upon many factors and assumptions, including the number of outstanding claims, estimated average cost per claim, the breakdown of claims by disease type, historic claim filings, costs per claim of resolution and the filing of new claims. While the number of asbestos claims filed against the Company has remained generally flat in recent years, it is difficult to predict future asbestos liabilities, as events and circumstances may occur including, among others, the number and types of claims and average cost to resolve such claims, which could affect the Company’s estimate of its asbestos liabilities.
Other. The Company from time to time receives claims from federal and state environmental regulatory agencies and other entities asserting that it is or may be liable for environmental cleanup costs and related damages principally relating to historical and predecessor operations of the Company. In addition, the Company from time to time receives personal injury claims including toxic tort and product liability claims (other than asbestos) arising from historical operations of the Company and its predecessors.